Exhibit 6.261

ASSET MANAGEMENT AGREEMENT

BETWEEN

CS ASSET MANAGER, LLC

AND

CERTAIN OF THE SERIES Of

COLLECTABLE SPORTS ASSETS, LLC

This ASSET MANAGEMENT AGREEMENT (this “Agreement”) dated as of April 14, 2021 is entered into between CS Asset Manager, LLC, a limited liability company organized under the laws of the State of Delaware (the “Asset Manager”), and each Series of Collectable Sports Assets listed on the signature page hereto (the “Series”).

WHEREAS, each Series seeks to invest in the assets described in Exhibit A to this Agreement (each an “Asset” or a “Series Asset” and, collectively, the “Assets” or the “Series Assets”) in accordance with the terms and conditions of the Amended and Restated Limited Liability Company Agreement, dated July 7, 2020 (the “Original Agreement”), of Collectable Sports Assets, LLC, a series limited liability company organized under the laws of the State of Delaware (the “Company”) as amended by First Amendment to Limited Liability Company Agreement of the Company dated as of August 31, 2020 (the “First Amendment”), by the Second Amendment to Limited Liability Company Agreement of the Company dated as of September 14, 2020 (the “Second Amendment”), by the Third Amendment to Limited Liability Company Agreement of the Company dated as of September 28, 2020 (the “Third Amendment”), by the Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), by the Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), by the Sixth Amendment to Limited Liability Company Agreement dated as of December 10, 2020 (the “Sixth Amendment”), by the Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”), by the Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”), by the Ninth Amendment to Limited Liability Company Agreement dated as of March 10, 2021 (the “Ninth Amendment”) and by the Tenth Amendment to Limited Liability Company Agreement dated as of April 14, 2021 (the “Tenth Amendment”), together with the exhibits thereto setting forth the terms of each Series, in each case as amended and restated from time to time (the “Existing Operating Agreement”);

WHEREAS, pursuant to the Existing Operating Agreement, the managing member of each Series is responsible for the acquisition and disposition of the Assets as well as the business of each Series;

WHEREAS, pursuant to the Operating Agreement, the managing member of the Company intends to maintain an expert network of advisors with experience in relevant industries (the “Advisory Board”),  to assist it in identifying and acquiring the memorabilia, collectibles and other alternative assets, to assist the Asset Manager described below in managing the underlying asset(s) and to advise our manager and certain other matters associated with our business and the various series of interests.

WHEREAS, each Series desires to avail itself of the advice and assistance of the Asset Manager and to appoint and retain the Asset Manager as the asset manager with respect to their respective Assets;

WHEREAS, the Asset Manager wishes to accept such appointment; and

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby covenant and agree as follows:

1.  Appointment of Asset Manager; Acceptance of Appointment.  Each Series hereby appoints the Asset Manager as its asset manager the purpose of managing its respective Asset. The Asset Manager hereby accepts such appointment.

2.  Authority of the Asset Manager.

(a)  Except as set forth in Section 2(e) below and any guidance as may be established from time to time by the managing member of each Series or the Advisory Board, the Asset Manager shall have sole authority and complete discretion over the care, custody, maintenance and management of the Assets of each Series and to take any action that it deems necessary or desirable in connection therewith.  The Asset Manager is authorized on behalf of each Series to, among other things:

(i)	create the maintenance policies for each Series Asset in consultation with the Advisory Board and oversee compliance with such maintenance policies;

(ii)	purchase and maintain insurance coverage for each Series Asset for the benefit of the respective Series;

(iii)	if necessary, engage third party independent contractors for the care, custody, maintenance and management of any Series Asset;

(iv)	develop standards for the care of each Series Asset while in storage;

(v)	develop standards for the transportation and care of any Series Asset when outside of storage;

(vi)	reasonably make all determinations regarding the calculation of fees, expenses and other amounts relating to any Series Asset paid by the Asset Manager hereunder;

(vii)	deliver invoices to the managing member of the Company for the payment of all fees and expenses incurred by each Series in connection with the maintenance of each Series Asset and ensure delivery of payments to third parties for any such services; and

(viii)	generally, perform any other act necessary to carry out its obligations under this Agreement.

(b)  The Asset Manager shall have full responsibility for the maintenance of the title of each Series Asset.

(c)  The Asset Manager shall devote such time to its duties under this Agreement as may be deemed reasonably necessary by the Asset Manager in light of the understanding that such duties are expected to be performed only at occasional or irregular intervals.

(d)  The Asset Manager may delegate all or any of its duties under this Agreement to any Person who shall perform such delegated duties under the supervision of the Asset Manager on such terms as the Asset Manager, in its sole discretion, shall determine.

(e)  Notwithstanding any other provision of this Agreement to the contrary, the Asset Manager shall not have the authority to sell, transfer or convey any Series Asset, provided, however, that the Asset Manager may deliver to the Advisory Board or the managing member of the Company any offers received by the Asset Manager to purchase any Series Asset deemed by the Asset Manager to be in the best interest of the investors, and any research or analysis prepared by the Asset Manager regarding the potential sale of a Series Asset, including market analysis, survey results or information regarding any inquiries received and information regarding potential purchasers, and the Asset Manager together with the Advisory Board and the managing member of the Company will consider the merits of such offers on a case-by-case basis and potentially sell any Series Asset.

(f) Should any Series Asset become obsolete (e.g. lack investor demand for its interests) or suffer from a catastrophic event, the Asset Manager may choose to sell that Series Asset. As a result of a sale under any circumstances, the Asset Manager will distribute the proceeds of such sale (together with any insurance proceeds in the case of a catastrophic event covered under the assets insurance contract) to the interest holders of the Series that owned the Series Asset in question (after payment of any accrued liabilities or debt, including but not limited to balances outstanding under any Operating Expenses Reimbursement Obligation (as defined below), on that Series Asset).

3.  Cooperation.  The Asset Manager agrees to use reasonable efforts to make appropriate personnel available for consultation with each Series on matters pertaining to each Series Asset and to consult with the managing member of each Series regarding asset management decisions with respect to any Series Asset prior to execution.  The managing member of each Series may make any reasonable request for the provision of information or for other cooperation from the Asset Manager with respect to its duties under this Agreement, and the Asset Manager shall use reasonable efforts to comply with such request, including without limitation, furnishing each Series with such documents, reports, data and other information as the managing member of each Series may reasonably request regarding any Series Asset and the Asset Manager’s performance hereunder or compliance with the terms hereof.

4.  Representations and Warranties.  Each party hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party.

5.  Limitation of Liability; Indemnification.

(a)  None of the Asset Manager, its affiliates, or any of their respective directors, members, stockholders, partners, officers, employees or controlling persons (collectively, “Managing Parties”) shall be liable to any Series or the Company for (i) any act or omission performed or failed to be performed by any Managing Party (other than any criminal wrongdoing) arising from the exercise of such Managing Party’s rights or obligations hereunder, or for any losses, claims, costs, damages, or liabilities arising therefrom, in the absence of criminal wrongdoing, willful misfeasance or gross negligence on the part of such Managing Party, (ii) any tax liability imposed on any Series or the respective Series Asset, or (iii) any losses due to the actions or omissions of any Series or any brokers or other current or former agents or advisers of any Series.

(b)  To the fullest extent permitted by applicable law, each Series, severally but not jointly, will indemnify the Asset Manager and its Managing Parties against any and all losses, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) and amounts paid in settlement (collectively, “Losses”) to which such person may become subject in connection with any matter arising out of or in connection with this Agreement, except to the extent that any such Loss results solely from the acts or omissions of a Managing Party that have been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to have resulted primarily from such Managing Party’s fraud, willful misconduct or gross negligence.  If this Section 5 or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, each Series, severally but not jointly, shall nevertheless indemnify the Managing Party for any Losses incurred to the full extent permitted by any applicable portion of this Section 5 that shall not have been invalidated.

(c)  The Asset Manager gives no warranty as to the performance or profitability of any Series Asset or as to the performance of any third party engaged by the Asset Manager hereunder.

(d)  The Asset Manager may rely upon and shall be protected in acting or refraining from action upon any instruction from, or document signed by, any authorized person of any Series or other person reasonably believed by the Asset Manager to be authorized to give or sign the same whether or not the authority of such person is then effective.

6.  Assignments.  This Agreement may not be assigned by either party without the consent of the other party.  In performing its obligations under this Agreement, the Asset Manager may, at its discretion, delegate any or all of its rights, powers and functions under this Agreement to any Person in accordance with Section 2(d) without the need for the consent of any Series, provided that the Asset Manager’s liability to any Series for all matters so delegated shall not be affected by such delegation.

7.  Compensation and Expenses.

(a)  As compensation for services performed by the Asset Manager under this Agreement, and in consideration therefor, each Series will pay an annual asset management fee (the “Asset Management Fee”) to the Asset Manager in respect of each fiscal year, equal to 50% of any Free Cash Flows available for distribution pursuant to Article VII of the Operating Agreement. Any such amount will be paid at the same time as, and only if, a distribution is made from any Series to its Members.

(b)  Except as set forth in Section 5, each Series will bear all expenses of with respect to its respective Series Asset and shall reimburse the Asset Manager for any such expenses paid by the Asset Manager on behalf of that Series together with a reasonable rate of interest (a rate no less than the Applicable Federal Rate (as defined in the Internal Revenue Code)) as may be imposed by the Asset Manager in its sole discretion (“Operating Expenses Reimbursement Obligation”).

(c)  Each party will bear its own costs relating to the negotiation, preparation, execution and implementation of this Agreement.

8.  Services to Other Clients; Certain Affiliated Activities.

(a)  The relationship between the Asset Manager and each Series is as described in this Agreement and nothing in this Agreement, none of the services to be provided pursuant to this Agreement, nor any other matter, shall oblige the Asset Manager to accept responsibilities that are more extensive than those set forth in this Agreement.

(b)  The Asset Manager’s services to each Series are not exclusive.  The Asset Manager may engage in other activities on behalf of itself, any other Managing Party and other clients (which, for the avoidance of doubt, may include other series of the Company).  Each Series acknowledges and agrees that the Asset Manager may, without prior notice to the Series, give advice to such other clients.  The Asset Manager shall not be liable to account to any Series for any profits, commission or remuneration made or received in respect of transactions effected pursuant to the Asset Manager’s advice to another client and nor will the Asset Manager’s fees be abated as a result.

9.  Duration and Termination.  Unless terminated as set forth below, this Agreement shall continue in full force and effect with respect to each Series until the earlier of: (i) one year after the date on which a Series’ Asset has been liquidated and the obligations connected to such Series Asset (including, without limitation, contingent obligations) have terminated; (ii) if earlier, the removal of CS Asset Manager, LLC, as managing member of that Series; (iii) upon notice by either party upon a material breach of the Agreement by the other party; or (iv) such other date as is agreed to by the parties, without penalty or other additional payment, except that any Series terminating this Agreement as it its Series Asset shall pay the Asset Management Fee of the Asset Manager referred to in Section 7, pro-rated to the date of termination, together with all amounts outstanding under any Operating Expenses Reimbursement Obligation.  Termination shall not affect accrued rights, and the provisions of Sections 4, 5, 7 (with respect to any accrued but unpaid fees and expenses), 8, 9, 11, 14 and 16 hereof shall survive the termination of this Agreement.

10.  Power of Attorney.  For so long as this Agreement is in effect, each Series constitutes and appoints the Asset Manager, with full power of substitution, its true and lawful attorney-in-fact and in its name, place and stead to carry out the Asset Manager’s obligations and responsibilities to each Series under this Agreement, solely with respect to its respective Series Asset.

11.  Notices.  Except as otherwise specifically provided herein, all notices shall be deemed duly given when sent in writing by registered mail, overnight courier or email to the appropriate party at the following addresses, or to such other address as shall be notified in writing by that party to the other party from time to time:

If to any Series:

Series #[NAME – as set forth on signature page hereto]

c/o CS Asset Manager, LLC

333 Westchester Avenue, Suite W2100

White Plains, NY 10604

Attention: Jason Epstein

If to the Asset Manager:

CS Asset Manager, LLC

333 Westchester Avenue, Suite W2100

White Plains, NY 10604

Attention: Jason Epstein

12.  Independent Contractor.  For all purposes of this Agreement, the Asset Manager shall be an independent contractor and not an employee or agent of any Series nor shall anything herein be construed as making any Series a partner or co-venturer with the Asset Manager, any other Managing Party or any of its other clients.  Except as expressly provided in this Agreement or as otherwise authorized in writing by any Series, the Asset Manager shall have no authority to bind, obligate or represent any Series.

13.  Entire Agreement; Amendment; Severability.  This Agreement states the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreements relating to the subject matter hereof, and may not be supplemented or amended except in writing signed by the parties.  If any provision or any part of a provision of this Agreement shall be found to be void or unenforceable, it shall not affect the remaining part, which shall remain in full force and effect.

14.  Confidentiality.  All information furnished or made available by any Series or the Company to the Asset Manager hereunder, or by the Asset Manager to any Series or the Company hereunder, shall be treated as confidential by the Asset Manager, or any Series and the Company, as applicable, and shall not be disclosed to third parties except as required by law or as required in connection with the execution of transactions with respect to any Series Asset and except for disclosure to counsel, accountants and other advisors.

15.  Definitions. Capitalized words and expressions that are used but not defined in this Agreement shall have the meanings given to them in the Operating Agreement.

16.  Governing Law; Jurisdiction.

(a)  This Agreement and the rights of the parties shall be governed by and construed in accordance with the laws of the State of Delaware.

(b)  The parties irrevocably agree that the Court of Chancery of the State of Delaware is to have the exclusive jurisdiction to settle any disputes which may arise out of in connection with this Agreement and accordingly any suit, action or proceeding arising out of or in connection with this Agreement shall be brought in such courts.

17.  Counterparts.  This Agreement may be executed in one or more counterparts (including by means of facsimile or portable document format (pdf) signature pages), with the same force and effect as if each of the signatories had executed the same instrument. This Agreement, to the extent signed and delivered by means of a facsimile machine or electronic transmission in pdf, shall be treated in all manner and respects as an original thereof and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto, the other party shall re-execute original forms hereof and deliver them to the other parties. No party hereto shall raise the use of a facsimile machine or electronic transmission in pdf to deliver a signature or the fact that any signature or document was transmitted or communicated through the use of a facsimile machine or electronic transmission in pdf as a defense to the formation of a contract, and each such party forever waives any such defense.

[Signature Page Follows]

Signature Page

to

Asset Management Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly appointed agents so as to be effective on the day, month and year first above written.

ASSET MANAGER:

CS ASSET MANAGER, LLC

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

the following series of collectable

sports assets, llc:

SERIES #JokicRefractor1of1

SERIES #KillebrewJersey

SERIES #LeBronWadeBoshRookieMatrix

SERIES #KawhiNT9.5

SERIES #LukaWhiteSparkle

SERIES #WadeExquisite8.5

SERIES #JordanLeBronMagicTripleSigs

SERIES #KobeAtomicRefractor

SERIES #LeBronSPXBGS9.5

SERIES #SandersPaytonPassingtheTorch

SERIES #1955ToppsBaseballSet

SERIES #LouGehrigRCPhoto

SERIES #DonovanMitchellNT9.5

SERIES #DMitchellGoldRefractorBGS9.5

SERIES #AliRookieCardBVG8

SERIES #KoufaxPSA8

SERIES #BreesFinestBasket

SERIES #KevinDurantExquisiteBGS9

SERIES #ShaqRCPSA10Basket

SERIES #TroutBowmanBasket

SERIES #SatchelPaige48LeafSGC30

SERIES #ShoelessJoeJackson1915PSA8

SERIES #1982ToppsBaseballTrayPackCase

SERIES #1909E95SGCSet

SERIES #NegroLeagueLegendaryCutsBasket

SERIES #AcunaBowman10Basket

SERIES #LukaFlawless9.5

SERIES #03ExquisiteBox

SERIES #Jordan85StarBGS8.5

SERIES #NTBBallWaxBundle

SERIES #BradyChampionshipTicket

SERIES #TroutBowmanPristine

SERIES #LBJExquisite

SERIES #Kobe96RefractorBGS9.5

SERIES #03ToppsChromeWax

SERIES #BradyBowman10

SERIES #KDToppsChrome10

SERIES #LBJKobeToppsBasket

SERIES #SotoOrangeRefractorBGS9.5

SERIES #TroutFinestSuperfractor

SERIES #MagicBirdDrJPSA9

SERIES #Jordan86FleerBGS9.5Basket

SERIES #OvechkinSPAuthBasket9.5

SERIES #Mantle1963PSA9

SERIES #Gretzky1979Topps9

SERIES #MessiMegacracksBGS9.5Basket

SERIES #HonusWagner1910PSA5

SERIES #Mantle1953Bowman8Basket

SERIES #Mantle1953Topps8

SERIES #Mays1957LadderBasket

SERIES #AaronDecadeBasket

SERIES #BillRussellExquisiteBGS9

SERIES #YogiBerraRCPSA9

SERIES #TraeYoungFlawlessGreenBGS9

SERIES #MagicBirdDrJ1980PSA9

SERIES #Brady2000SPXSpectrumBGS9.5

SERIES #MPJChampionshipTicket

SERIES #ErlingHaalandPSA10Basket

each a SERIES OF COLLECTABLE SPORTS ASSETS, LLC

By: CS ASSET MANAGER, LLC, the managing member of each series

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[End of Signature Page]

EXHIBIT A

to

ASSET MANAGEMENT AGREEMENT

Dated as of April 14, 2021
BETWEEN

CS ASSET MANAGER, LLC

AND

THE SERIES OF COLLECTABLE SPORTS ASSETS, LLC

SET FORTH ON THE SIGNATURE PAGE ATTACHED HERETO

SERIES #JokicRefractor1of1
Sport	Basketball
Professional League	NBA
Player	Nikola Jokic
Team	Denver Nuggets
Year	2015
Memorabilia Type	Trading Cards
Manufacturer	Panini
Cards in Offering	1
Variation	Power Select Refractor 1/1
Subject	Nikola Jokic
Authentication	BGS
Grade	BGS 9.5/10 auto

SERIES#KillebrewJersey
Sport	Baseball
Professional League	MLB
Player	Harmon Killebrew
Team	Minesotta Twins
Year	1967
Memorabilia Type	Game Used Jersey
Jersey Number	3
Sponsor	Spalding
Photomatched	Yes
Subject	Harmon Killebrew
Authentication	Resolution Photomatching, MEARS & PSA/DNA
Autographed	Yes

SERIES #LeBronWadeBoshRookieMatrix
Sport	Basketball
Professional League	NBA
Player	LeBron James, Dwyane Wade & Chris Bosh
Team	Cleveland Cavaliers, Miami Heat & Toronto Raptors
Year	2003
Memorabilia Type	Trading Cards
Manufacturer	Topps
Cards in Offering	1
Variation	Rookie Matrix
Subject	LeBron James, Dwyane Wade & Chris Bosh
Authentication	PSA
Grade	PSA 10
Era	Modern

SERIES #KawhiNT9.5
Sport	Basketball
Professional League	NBA
Player	Kawhi Leonard
Team	San Antonio Spurs
Year	2012-13
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Offering	1
Card #	114
Subject	Kawhi Leonard
Authentication	BGS
Grade	BGS 9.5

SERIES #LukaWhiteSparkle
Sport	Basketball
Professional League	NBA
Player	Luka Doncic
Team	Dallas Mavericks
Year	2018-19
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in offering	1
Variation	White Sparkle
Subject	Luka Doncic
Authentication	PSA
Grade	PSA 9
Population	1

SERIES #WadeExquisite8.5
Sport	Basketball
Professional League	NBA
Player	Dwyane Wade
Team	Miami Heat
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Offering	1
Type	Jersey Patch Auto
Subject	Dwyane Wade
Authentication	BGS
Grade	BGS 8.5

SERIES #JordanLeBronMagicTripleSigs
Sport	Basketball
Professional League	NBA
Player	Michael Jordan, LeBron James & Magic Johnson
Team	Chicago Bulls, Cleveland Cavaliers & Los Angeles Lakers
Year	2005-06
Memorabilia Type	Basketball Card
Manufacturer	SP Authentic
Cards in Offering	1
Variation	Authentic Signatures Triple
Subject	Michael Jordan, LeBron James & Magic Johnson
Authentication	BGS
Grade	BGS 9.5

SERIES #KobeAtomicRefractor
Sport	Basketball
Professional League	NBA
Player	Kobe Bryant
Team	Los Angeles Lakers
Year	1996
Memorabilia Type	Basketball Card
Manufacturer	Bowman
Cards in Offering	1
Variation	Atomic Refractor
Subject	Kobe Bryant
Authentication	PSA
Grade	PSA 9
Era	Modern

SERIES #LeBronSPXBGS9.5
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Cleveland Cavaliers
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Offering	1
Variation	Jersey Patch Auto
Subject	LeBron James
Authentication	BGS
Grade	BGS 9.5

SERIES #SandersPaytonPassingtheTorch
Sport	Football
Professional League	NFL
Player	Barry Sanders & Walter Payton
Team	Detroit Lions & Chicago Bears
Year	1999
Memorabilia Type	Football Card
Manufacturer	Donruss
Cards in Basket	1
Variation	Passing the Torch Autographs
Subject	Barry Sanders & Walter Payton
Authentication	BGS
Grade	BGS 9.5

SERIES #1955ToppsBaseballSet
Sport	Baseball
Professional League	MLB
Player	1955 Topps Set
Team	MLB
Year	1955
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Cards in Basket	206
Type	Complete set
Subject	1955 Topps Set
Authentication	PSA
Grade	PSA 8.05 avg

SERIES #LouGehrigRCPhoto
Sport	Baseball
Professional League	MLB
Player	Lou Gehrig
Team	New York Yankees
Year	Circa 1925
Memorabilia Type	Vintage Photo
Type	III
Photos in Offering	1
Subject	Lou Gehrig
Authentication	PSA
Grade	PSA

SERIES #DonovanMitchellNT9.5
Sport	Basketball
Professional League	NBA
Player	Donovan Mitchell
Team	Utah Jazz
Year	2017-18
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Offering	1
Type	Rookie Patch Auto
Subject	Donovan Mitchell
Authentication	BGS
Grade	BGS 9.5

SERIES #DMitchellGoldRefractorBGS9.5
Sport	Basketball
Professional League	NBA
Player	Donovan Mitchell
Team	Utah Jazz
Year	2017-18
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Basket	1
Variation	Gold Prizm /10
Subject	Donovan Mitchell
Authentication	BGS
Grade	BGS 9.5

SERIES #AliRookieCardBVG8
Sport	Boxing
Professional League	Olympics
Player	Cassius Clay
Team	USA Olympic Team
Year	1960
Memorabilia Type	Trading Card
Manufacturer	Hemmets Journal
Cards in Offering	1
Other Identification	Muhammad Ali
Subject	Cassius Clay
Authentication	BVG
Grade	BVG 8

SERIES #KoufaxPSA8
Sport	Baseball
Professional League	MLB
Player	Sandy Koufax
Team	Los Angeles Dodgers
Year	1955
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Basket	1
Type	Rookie Card
Subject	Sandy Koufax
Authentication	PSA
Grade	PSA 8

SERIES #BreesFinestBasket
Sport	Football
Professional League	NFL
Player	Drew Brees
Team	San Diego Chargers
Year	2001
Memorabilia Type	Football Card
Manufacturer	Topps Finest
Cards in Basket	2
Type	Rookie Card
Subject	Drew Brees
Authentication	BGS
Grade	BGS 10 Black Label

SERIES #KevinDurantExquisiteBGS9
Sport	Basketball
Professional League	NBA
Player	Kevin Durant
Team	Seattle Supersonics (now Brooklyn Nets)
Year	2007-8
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck Exquisite
Cards in Basket	1
Type	Rookie Card
Subject	Kevin Durant
Authentication	BGS
Grade	BGS 9

SERIES #ShaqRCPSA10Basket
Sport	Basketball
Professional League	NBA
Player	Shaquille O’Neal
Team	Orlando Magic
Year	1992
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Basket	20
Type	Rookie Card
Subject	Shaquille O’Neal
Authentication	PSA
Grade	PSA 10

SERIES #TroutBowmanBasket
Sport	Baseball
Professional League	MLB
Player	Mike Trout
Team	Los Angeles Angels
Year	2009
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Basket	2
Type	Rookie Card
Subject	Mike Trout
Authentication	PSA & BGS
Grade	PSA 10 & BGS 9.5

SERIES #SatchelPaige48LeafSGC30
Sport	Baseball
Professional League	MLB
Player	Satchel Paige
Team	Cleveland Indians
Year	1948
Memorabilia Type	Baseball Card
Manufacturer	Leaf
Type	Vintage
Type	Rookie Card
Subject	Satchel Paige
Authentication	SGC
Grade	SGC 30

SERIES #ShoelessJoeJackson1915PSA8
Sport	Baseball
Professional League	MLB
Player	Joe Jackson
Team	Chicago White Sox
Year	1915
Memorabilia Type	Baseball Card
Manufacturer	Cracker Jack
Type	Vintage
Type	Rookie Card
Subject	Joe Jackson
Authentication	PSA
Grade	PSA 8

SERIES #1982ToppsBaseballTrayPackCase
Sport	Baseball
Professional League	MLB
Type	Case
Team	MLB
Year	1982
Memorabilia Type	Baseball Card Case
Manufacturer	Topps
Cards in Basket	792
Type	Baseball Card Case
Key Players	Rookie card, Cal Ripken, Jr. (#21)

SERIES #1909E95SGCSet
Sport	Baseball
Professional League	MLB
Player	Full Set
Team	MLB
Year	1909
Memorabilia Type	Baseball Card Set
Manufacturer	Philadelphia Caramel
Cards in Basket	25
Type	Baseball Card Set
Subject	Full Set
Authentication	SGC
Grade	SGC 30.62 AVG

SERIES #NegroLeagueLegendaryCutsBasket
Sport	Baseball
Professional League	MLB
Player	Satchel Paige and Josh Gibson
Team	Kansas City Monarchs and Homestead Grays
Year	2003
Memorabilia Type	Baseball Cards
Manufacturer	SP Authentic
Cards in Basket	2
Type	Cut Signatures
Subject	Satchel Paige and Josh Gibson
Authentication	SP Authentic

SERIES #AcunaBowman10Basket
Sport	Baseball
Professional League	MLB
Player	Ronald Acuna
Team	Atlanta Braves
Year	2017
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Basket	4
Type	Rookie Card
Subject	Ronald Acuna
Authentication	BGS
Grade	BGS 10

SERIES #LukaFlawless9.5
Sport	Basketball
Professional League	NBA
Player	Luka Doncic
Team	Dallas Mavericks
Year	2018-19
Memorabilia Type	Basketball Card
Manufacturer	Panini
Type	Modern
Type	Rookie Card
Subject	Luka Doncic
Authentication	BGS
Grade	BGS 9.5

SERIES #03ExquisiteBox
Sport	Basketball
Professional League	NBA
Type	Sealed Hobby Box
Team	All NBA Teams
Year	2003-04
Memorabilia Type	Basketball Card Box
Manufacturer	Upper Deck
Items in Offering	1
Type	Sealed Hobby Box
Subject	2003-04 Upper Deck Exquisite Basketball
Authentication	Upper Deck
Status	Sealed/Unopened

SERIES #Jordan85StarBGS9.5
Sport	Basketball
Professional League	NBA
Player	Michael Jordan
Team	Chicago Bulls
Year	1984-1985
Memorabilia Type	Basketball Card
Manufacturer	Star Company
Cards in Offering	1
Subject	Michael Jordan
Era	Modern
Authentication	BGS
Grade	8.5

SERIES #NTBballWaxBundle
Sport	Basketball
Professional League	NBA
Items in Offering	3
Team	All NBA
Year	2017/18, 2018/19, 2019/20
Memorabilia Type	Basketball Card Cases
Manufacturer	Panini
Cards in Basket	3 Cases
Type	Sealed Hobby Case
Subject	2017/18, 2018/19 and 2019/20 National Treasures Basketball Hobby Case
Authentication	Panini
State	Sealed/Unopened

SERIES #BradyChampionshipTicket
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year	2000
Memorabilia Type	Football Card
Manufacturer	Playoff Corporation
Cards in Offering	1
Subject	Tom Brady
Era	Modern
Authentication	BGS
Grade	8.5/10

SERIES #TroutBowmanPristine
Sport	Baseball
Professional League	MLB
Player	Mike Trout
Team	Los Angeles Angels
Year	2009
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Mike Trout
Era	Modern
Authentication	BGS
Grade	BGS 10/10 Black Label

SERIES #LBJExquisite
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Cleveland Cavaliers
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Offering	1
Subject	LeBron James
Era	Modern
Authentication	BGS
Grade	8.5

SERIES #Kobe96RefractorBGS9.5
Sport	Basketball
Professional League	NBA
Player	Kobe Bryant
Team	Los Angeles Lakers
Year	1996-97
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Kobe Bryant
Era	Modern
Authentication	BGS
Grade	9.5

SERIES #03ToppsChromeWax
Sport	Basketball
Professional League	NBA
Type	Wax
Teams	All NBA teams
Year	2003-04
Memorabilia Type	Sealed Basketball Card Box
Manufacturer	Topps
Items in Offering	1
Subject	2003-04 Topps Chrome Basketball
Era	Modern
Sealed	Yes
Status	Unopened

SERIES #BradyBowman10
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year	2000
Memorabilia Type	Football Card
Manufacturer	Bowman
Cards in Offering	1
Subject	Tom Brady
Era	Modern
Authentication	BGS
Grade	10

SERIES #KDToppsChrome10
Sport	Basketball
Professional League	NBA
Player	Kevin Durant
Team	Seattle Supersonics (now Brooklyn Nets)
Year	2007
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Kevin Durant
Era	Modern
Authentication	PSA
Grade	10

SERIES #LBJKobeToppsBasket
Sport	Basketball
Professional League	NBA
Player	LeBron James and Kobe Bryant
Team	Cleveland Cavaliers and Los Angeles Lakers
Year	1996-97 and 2003-04
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	2
Subject	LeBron James and Kobe Bryant
Era	Modern
Authentication	BGS
Grade	10

SERIES #SotoOrangeBowman
Sport	Baseball
Professional League	MLB
Player	Juan Soto
Team	Washington Nationals
Year	2016
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Offering	1
Subject	Juan Soto
Era	Modern
Authentication	BGS
Grade	9.5

SERIES #TroutFinestSuperfractor
Sport	Baseball
Professional League	MLB
Player	Mike Trout
Team	Los Angeles Angels
Year	2011
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Basket	1
Type	Rookie Card
Subject	Mike Trout
Authentication	PSA
Grade	PSA Authentic / 10 Autograph

SERIES#MagicBirdDrJPSA9
Sport	Basketball
Professional League	NBA
Player	Magic Johnson, Larry Bird & Julius Erving
Team	Los Angeles Lakers, Boston Celtics & Philadelphia 76ers
Year	1980
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Magic Johnson, Larry Bird & Julius Erving
Authentication	PSA
Grade	9
Type	Tri-panel perforated
Rookie Vintage	Yes (Bird & Magic)

SERIES #Jordan86FleerBGS9.5Basket
Sport	Basketball
Professional League	NBA
Player/Subject	Michael Jordan
Team	Chicago Bulls
Year	1986
Memorabilia Type	Basketball Card
Manufacturer	Fleer
Cards in Offering	2
Card #	57
Authentication	BGS
Grade	BGS 9.5

SERIES #OvechkinSPAuthBasket9.5
Sport	Hockey
Professional League	NHL
Player	Alex Ovechkin
Team	Washington Capitals
Year	2005-06
Memorabilia Type	Hockey Card
Manufacturer	SP Authentic
Cards in Basket	2
Type	Rookie Card
Subject	Alex Ovechkin
Authentication	BGS
Grade	BGS 9.5

SERIES #Mantle1963PSA9
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1963
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card #	200
Type	Vintage card
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

SERIES #Gretzky1979Topps9
Sport	Hockey
Professional League	NHL
Player	Wayne Gretzky
Team	Edmonton Oilers
Year	1979
Memorabilia Type	Hockey Card
Manufacturer	Topps
Cards in Basket	1
Type	Rookie Card
Subject	Wayne Gretzky
Authentication	PSA
Grade	PSA 9

SERIES #MessiMegacracksBGS9.5Basket
Sport	Soccer
Professional League	UPL
Player	Lionel Messi
Team	Barcelona
Year	2004-05
Memorabilia Type	Soccer Card
Manufacturer	Panini
Cards in Basket	2
Type	Rookie Card
Subject	Lionel Messi
Authentication	BGS
Grade	BGS 9.5

SERIES #HonusWagner1910PSA5
Sport	Baseball
Professional League	MLB
Player	Honus Wagner
Team	Pittsburgh Pirates
Year	1910
Memorabilia Type	Baseball Card
Manufacturer	Tip Top Bread
Era	Vintage
Type	Rookie Card
Subject	Honus Wagner
Authentication	PSA
Grade	PSA 5

SERIES #Mantle1953Bowman8Basket
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1953
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Basket	2
Type	Vintage
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 8

SERIES #Mantle1953Topps8
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1953
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Offering	1
Type	Vintage
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 8

SERIES #Mays1957LadderBasket
Sport	Baseball
Professional League	MLB
Player	Willie Mays
Team	San Francisco Giants
Year	1957
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Basket	3
Type	Vintage
Subject	Willie Mays
Authentication	PSA
Grade	8, 8.5, 9

SERIES #AaronDecadeBasket
Sport	Baseball
Professional League	MLB
Player	Hank Aaaron
Team	Atlanta Braves
Year	1961-1971
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Basket	11
Type	Vintage
Subject	Hank Aaaron
Authentication	PSA
Grade	PSA 9s (1962 8.5)

SERIES #RussellExquisite
Sport	Basketball
Professional League	NBA
Player	Bill Russell
Team	Boston Celtics
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Offering	1
Subject	Bill Russell
Era	Modern
Authentication	BGS
Grade	9

SERIES #YogiBerraRCPSA9
Sport	Baseball
Professional League	MLB
Player	Yogi Berra
Team	New York Yankees
Year	1948
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Offering	1
Subject	Yogi Berra
Era	Vintage
Authentication	PSA
Grade	9

SERIES #TraeYoungFlawlessGreenBGS9
Sport	Basketball
Professional League	NBA
Player	Trae Young
Team	Atlanta Hawks
Year	2018-19
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Offering	1
Subject	Trae Young
Era	Modern
Authentication	BGS
Grade	BGS 9

SERIES#MagicBirdDrJ1980PSA9
Sport	Basketball
Professional League	NBA
Player	Magic Johnson, Larry Bird & Julius Erving
Team	Los Angeles Lakers, Boston Celtics & Philadelphia 76ers
Year	1980
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Magic Johnson, Larry Bird & Julius Erving
Authentication	PSA
Grade	9
Type	Tri-panel perforated
Rookie Vintage	Yes (Bird & Magic)

SERIES #Brady2000SPXSpectrumBGS9.5
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year	2000
Memorabilia Type	Football Card
Manufacturer	SPx
Cards in Offering	1
Subject	Tom Brady
Era	Modern
Authentication	BGS
Grade	BGS 9.5

SERIES #MPJChampionshipTicket
Sport	Basketball
Professional League	NBA
Player	Michael Porter Jr.
Team	Denver Nuggets
Year	2018-19
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Offering	1
Subject	Michael Porter Jr.
Era	Modern
Authentication	BGS
Grade	BGS 9/10

SERIES #ErlingHaalandPSA10Basket
Sport	Soccer
Professional League	Bundesliga
Player	Erling Haaland
Team	Borussia Dortmund
Year	2019
Memorabilia Type	Soccer Card
Manufacturer	Topps
Cards in Offering	10
Subject	Erling Haaland
Era	Modern
Authentication	PSA
Grade	PSA 10